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                                                                    Exhibit 99.1



                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                       TO THE HOLDERS OF:
 BANK OF                     CORPORATE BAND-BACKED CERTIFICATES
   NEW                       SERIES 1997-CHR-1
  YORK                       CLASS A-1 CERTIFICATES
                                                    CUSIP NUMBER:  219-87H-AG0

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
in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                          FEBRUARY 1, 2006

INTEREST ACCOUNT
Balance as of AUGUST 1, 2005                                                                                                $0.00
      Schedule Income received on securities............................................                            $1,862,500.00
      Unscheduled Income received on securities.........................................                                    $0.00
      Interest Received on sale of Securties............................................                                    $0.00
LESS:
      Distribution to Class A-1 Holders................................................. $1,039,359.00
      Trustee Fees......................................................................     $2,250.00
      Fees allocated for third party expenses...........................................         $0.00
Balance as of February 1, 2006                                                                 Subtotal                     $0.00


PRINCIPAL ACCOUNT
Balance as of August 1, 2005                                                                                                $0.00
      Scheduled Principal payment received on securities................................                              $820,891.00
      Principal received on sale of securities..........................................                                    $0.00
LESS:
      Distribution to Class A-1 Holders.................................................   $820,891.00
      Distribution to Swap Counterparty.................................................         $0.00
Balance as of February 1, 2006                                                                 Subtotal                     $0.00
                                                                                               Balance                      $0.00
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               UNDERLYING SECURITIES HELD AS OF: February 1, 2006
                          $50,000,000 7.45% Debentures
                                    Issued by
                                  CHRYSLER CORP
                              CUSIP# : 171-196-AS7